TRADE AND OTHER RECEIVABLES (Schedule of Trade and Other Receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Trade and other current receivables [Abstract]
Trade receivables, net of impairment losses	$ 13,416	$ 10,698
Prepayments	1,979	2,036
Contract assets	460	525
Value added tax	42	43
Finance lease receivable	0	119
Consideration due from sale of business	0	373
Other receivables	168	107
Total and other receivables	$ 16,065	$ 13,901